UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2021

Clover Leaf Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware	001- 40625	86-2303279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Yntegra Capital Investments, LLC

1450 Brickell Avenue, Suite 2520

Miami, FL 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 577-0031

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Right to receive one-eighth (1/8) of one share of Class A Common Stock upon the consummation of an initial business combination	CLOEU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	CLOE	The Nasdaq Stock Market LLC

Rights, every eight (8) rights entitles the holder to receive one share of Class A Common Stock upon the consummation of an initial business combination	CLOER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 22, 2021, Clover Leaf Capital Corp., a Delaware corporation (the “Company”), consummated its initial public offering (the “IPO”) of 13,831,230 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”) and one right to receive one-eighth (1/8) of a share of Class A Common Stock upon the consummation of an initial business combination (“Right”), with every eight (8) rights entitling the holder thereof to receive one share of Class A Common Stock at the closing of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $138,312,300. The Company granted the underwriters in the IPO a 30-day option to purchase up to 1,875,000 additional Units solely to cover over-allotments, of which 1,331,230 units were purchased concurrently with the closing of the IPO. On July 28, 2021, the underwriters forfeited the remainder of their over-allotment option.

On July 22, 2021, simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 675,593 units (the “Private Placement Units”) to Yntegra Capital Investments, LLC and Maxim Group LLC at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $6,755,930.

A total of $140,386,984.50, comprised of $138,312,300 of the proceeds from the IPO (which amount includes $4,840,930.50 of the underwriters’ deferred discount) and $2,074,684.50 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of July 22, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of July 22, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2021

CLOVER LEAF CAPITAL CORP.

By:	/s/ Felipe MacLean
Felipe MacLean
Chief Executive Officer

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